UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): April 14, 2005 (April 8, 2005)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-22356                  58-20583
(State or Other Jurisdiction      (Commission File          (IRS Employer
    of Incorporation)                Number)               Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreements
------------------------------------------

         Friedman's Inc. ("Friedman's" or the "Company") has entered into Amended and Restated Employment Agreements with each of Sam Cusano, Steven Moore, Steven Zeringue and Eric Kovats (collectively, the "Amended Agreements") to reflect the payments to which the executives are each entitled to receive under a Key Employee Compensation Program (the "Plan") as described below. The Amended Agreements became effective pursuant to an order entered by the United States Bankruptcy Court for the Southern District of Georgia, Savannah Division (the "Bankruptcy Court") on April 8, 2005.

         Under the Amended Agreements and the Plan, Messrs. Cusano, Moore, Kovats and Zeringue (collectively, the "Executives") are entitled to receive cash payments under the exit compensation plan described below in amounts of 167%, 125%, 83% and 50% of their base salaries, respectively, and stock options to purchase 3.25%, 1.375%, 0.875% and 0.25% of the Company's common stock at emergence, respectively. The vesting schedule of the stock options is described below, subject to accelerated vesting upon the occurrence of certain events.

         If the Company liquidates its business operations in the chapter 11 cases pending in the Bankruptcy Court at any time prior to December 31, 2006, then the Executive shall be entitled to receive a severance payment equal to a multiple of his salary and no incentive bonus amount will be included in the calculation. In addition, the Amended Agreements provide clarification that the Company's emergence from chapter 11 and any transactions contemplated by the Company's plan of reorganization will not constitute a change in control for purposes of any change in control benefits under the Amended Agreements. Forms of the Amended Agreements are filed as Exhibits 10.1 through 10.4 hereto.

Key Employee Compensation Program
---------------------------------

         In conjunction with the Bankruptcy Court's approval of the Amended Agreements, the Bankruptcy Court previously issued a memorandum opinion and order approving the Plan on April 4, 2005. The Plan covers two groups of the Company's employees, one of which is comprised of approximately 83 persons, as of the motion date, who are predominantly management-level employees who work at the Company's headquarters in Savannah, Georgia (collectively, "Support Center Management") and a second, which is comprised of approximately 3,000 employees, including regional vice presidents, district managers, store managers, assistant store managers, sales personnel, and collections personnel and supervisors. The following summary of the Plan contained in this Item 1.01 describes only the Plan as it relates to Support Center Management. The Plan as it relates to other employees was implemented in the ordinary course of business and therefore is not required to be described pursuant to this Item. For this reason also, such portion of the Plan was not required to be approved by the Bankruptcy Court and was not included in the order of the Bankruptcy Court issued in connection with the Plan (but was disclosed to the Bankruptcy Court and notice parties in the pleadings in connection therewith).

         The Plan as it relates to Support Center Management has three components (i) an annual incentive plan, (ii) a severance plan and (iii) an exit compensation plan. Under the annual incentive plan, employees' eligibility to receive annual bonuses is dependent upon the Company achieving certain projected business plan target levels for the calendar year. Generally, bonuses earned under the annual incentive plan vest on December 31, 2005 and be paid to the employee on or before March 15, 2006. Under the severance plan, an employee who is terminated by the Company without cause is entitled to receive a lump sum cash payment. The stock options will be awarded upon emergence from chapter 11 and will be vested at grant with respect to fifty percent of the options. The remaining options will vest with respect to twenty-five percent of the total grant on each of the first and second anniversaries of emergence.

         The Plan as it relates to Support Center Management is described below and is attached as Exhibit 10.5 hereto. The Plan as it relates to non-management employees is attached as Exhibit 10.6 hereto.


Item 8.01    Other Events.

         On April 8, 2005, the Bankruptcy Court entered orders which (a) extended Friedman's exclusivity periods to file and solicit acceptances of a plan of reorganization, to February 28, 2006 and May 30, 2006, respectively, and (b) extended the date by which the Company must assume or reject leases for closing stores to August 31, 2005, and for initial go-forward stores to February 28, 2006, subject to limited relief granted by the Bankruptcy Court to certain objecting lessors.


Item 9.01.   Financial Statements and Exhibits.

         (c)   Exhibits.

Exhibit
Number               Description
------               -----------

Exhibit 10.1         Form of Amended and Restated Employment Agreement with
                     Sam Cusano

Exhibit 10.2         Form of Amended and Restated Employment Agreement with C.
                     Steven Moore

Exhibit 10.3         Form of Amended and Restated Employment Agreement with
                     Eric Kovats

Exhibit 10.4 Form of Amended and Restated Employment Agreement with Steven Zeringue

Exhibit 10.5         Key Employee Compensation Program for Management
                     Employees

Exhibit 10.6         Key Employee Compensation Program for Non-management
                     Employees

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date:    April 14, 2005                     By: /s/ C. Steven Moore
                                                ----------------------------
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                and General Counsel

                                 EXHIBIT INDEX


Exhibit
Number               Description
------               -----------

Exhibit 10.1         Form of Amended and Restated Employment Agreement with
                     Sam Cusano

Exhibit 10.2         Form of Amended and Restated Employment Agreement with C.
                     Steven Moore

Exhibit 10.3         Form of Amended and Restated Employment Agreement with
                     Eric Kovats

Exhibit 10.4 Form of Amended and Restated Employment Agreement with Steven Zeringue

Exhibit 10.5         Key Employee Compensation Program for Management
                     Employees

Exhibit 10.6         Key Employee Compensation Program for Non-management
                     Employees